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                                                                   Exhibit 10.49


                            AMENDMENT NO. THREE TO
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                     SUPPLEMENT EXECUTIVE RETIREMENT PLAN
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     THIS AMENDMENT NO. THREE ("Amendment") to the Vencor, Inc. Supplemental
Executive Retirement Plan is adopted on the 31/st/ day of December, 1999.
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     Reason for Amendment. This Amendment is intended to suspend indefinitely
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the accrual of future benefits under the Vencor, Inc. Supplemental Executive
Retirement Plan (as amended by Amendments Nos. 1 and 2 thereto, the "SERP Plan") for all participants therein, effective as of December 31, 1999. This Amendment is also intended to provide for the deferral of the distribution of participants' benefits under the SERP Plan until the earlier of (i) the attainment of age 65 and (ii) death.

     Amendments.
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     1.   The SERP Plan is hereby amended, as of December 31, 1999, by adding a new Section 3.7 to read in its entirety as follows:

               Section 3. 7  Suspension of Benefit Accruals. Notwithstanding any
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               other provision of the Plan (other than Section 3.6 hereof), effective as of December 31, 1999, all accrual of benefits under the Plan are suspended indefinitely with respect to all Participants in the Plan as of such date. Accordingly, from and after December 31, 1999, the Normal Retirement Benefit or Early Retirement Benefit payable to any Participant under the Plan and such Participant's Vested Percentage in such benefit shall be calculated and determined solely on the basis of the Participant's Participant Category (within the meaning of Section 3.1(a) hereof as of December 31, 1999, the Years of Service completed by the Participant as of December 31, 1999 and the Participant's Compensation as of December 31, 1999. The provisions of this Section 3.7 shall apply to all Participants and in all events, including in calculating the benefits, if any, payable under the Plan in the event of a Participant's Disability, Termination of Employment, Normal Retirement or Early Retirement.

     2.   The SERP Plan is hereby amended, as of December 31, 1999, by amending
          Section 4.1 thereof to read in its entirety as follows:

               Section 4.1 Commencement of Payments. Notwithstanding any other
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               provision of the Plan (other than Section 3.6 hereof), all payments under the Plan with respect to benefits that have accrued as of December 31, 1999, to the extent not
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               paid on or prior to such date, shall begin to be made not earlier than the earlier of (i) the first day of the calendar month immediately following the calendar month in which the Participant attains age 65 and (ii) the first day of the calendar month immediately following the calendar month in which the Participant dies. To the extent that a payment is required to begin, pursuant to this Section 4.1, on a date later than the date that it would otherwise have begun to be paid pursuant to any other provisions of this Plan, the amount of the benefit that shall be paid shall be the actuarial equivalent of the benefit that would have been payable without regard to this Section 4.1. For this purpose, actuarial equivalence shall be determined using the factors set forth in Section 3.5 hereof.

     3. The SERP is hereby amended by amending the words "in Sections 3.1, 3.2, 3.3 and 4.1" in the first sentence of Section 3.6 thereof to read "in Sections 3.1, 3.2, 3.3, 3.7 and 4.1".

     IN WITNESS WHEREOF, Vencor, Inc. has executed this instrument on the date first above written.

                                         VENCOR, INC.


                                         By: /s/ Owen E. Dorsey
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                                             Chief Administrative Officer